Exhibit 99.1

BurgerFi Goes Public Following Completion of Business Combination with OPES Acquisition Corp.

-The Better Burger Brand Commences Trading on Nasdaq Under “BFI” Ticker-

PALM BEACH, FL – December 17, 2020 – OPES Acquisition Corp. (Nasdaq: OPES, OPESW) (“OPES” or the “Company”) and BurgerFi International, LLC (BurgerFi), one of the nation’s fastest-growing better burger concepts, have completed their previously announced business combination. As a result of the business combination, OPES changed its name to BurgerFi International, Inc. and its common stock will commence trading this morning on the Nasdaq Capital Market under the ticker symbol “BFI” and the warrants will trade under the ticker symbol “BFIIW.”

“We believe that combining OPES with BurgerFi will expand the better burger brand’s growth nationally and internationally to reach new heights and create significant stockholder value,” stated Ophir Sternberg, newly appointed Executive Chairman of BurgerFi. “As I step into my new role, there will be an important focus on taking advantage of the current real estate market to seek growth opportunities, as there is an abundance of prime retail locations with leases on very favorable terms. We will also continue our industry-leading technology development, enhancing user experience and increasing sales through our various online ordering channels.”

Established almost a decade ago, BurgerFi has nearly 125 restaurants domestically and internationally, with plans to continue expanding. The concept was chef-founded and is renowned for delivering an exceptional, all-natural premium burger experience in contemporary and sustainably designed restaurants. BurgerFi uses 100% all-natural American Angus beef with no steroids, antibiotics, growth hormones, chemicals or additives. The brand’s diverse menu offerings have broad appeal and emphasize the use of high quality, responsibly sourced ingredients in each recipe. In addition to Angus and Wagyu beef burgers and hot dogs, guest favorites include the award-winning VegeFi® burger, all-natural cage-free “Fi’ed” chicken sandwiches and tenders, and fresh-cut fries made with just potatoes and salt. BurgerFi placed in the top 10 on Fast Casual's Top 100 Movers & Shakers list in 2020, was named "Best Burger Joint" by Consumer Reports and fellow public interest organizations in the 2019 Chain Reaction Study, listed as a "Top Restaurant Brand to Watch" by Nation's Restaurant News in 2019, included in Inc. Magazine's Fastest Growing Private Companies List, and ranked on Entrepreneur's 2017 Franchise 500.

“Becoming a publicly traded company is the first of many important milestones we envision for BurgerFi, as our opportunities to evolve and develop are seemingly limitless,” says Julio Ramirez, CEO of BurgerFi. “With our leading position as the preferred better burger restaurant in four out of five southern states, we will continue working our way up the eastern seaboard to the Mid-Atlantic and Northeast regions. Our corporate and franchise restaurant growth strategy will cluster in markets we’ve identified as strategically important, such as Atlanta, Nashville and Richmond.”

“It’s extremely fitting that BurgerFi is going public on the cusp of our 10-year anniversary,” said Charlie Guzzetta, President of BurgerFi. “It’s a dream that has become reality thanks to the tireless dedication of the team members, franchise partners, and founders that make up the BurgerFi family. We are proud of the strong foundation we’ve built and look forward to the brand’s continued success and growth in this exciting new phase.”

BurgerFi will continue to be led by its existing management team: Julio Ramirez, Chief Executive Officer; Charlie Guzzetta, President; Bryan McGuire, Chief Financial Officer, Nick Raucci, Chief Operating Officer; Ross Goldstein, Chief Legal Officer; and Chef Paul Griffin, Chief Culinary Officer.

The board of directors for BurgerFi includes notable members such as Steve Berrard, Co-Founder of AutoNation, and is led by Executive Chairman Ophir Sternberg, Founder and CEO of Lionheart Capital and Chairman and CEO of Lionheart Acquisition Corp. II (Nasdaq: LCAP).

To celebrate the business combination completion, BurgerFi will be ringing the Nasdaq opening bell today, December 17th at 9:30 a.m. Eastern time.

EarlyBirdCapital, Inc. served as exclusive financial and capital market advisor to OPES. Loeb & Loeb LLP served as legal counsel to OPES. Shumaker, Loop & Kendrick LLP is acting as legal counsel to BurgerFi International.

About BurgerFi International

Established in 2011, BurgerFi is among the nation's fastest-growing better burger concepts with approximately 125 BurgerFi restaurants domestically and internationally. The concept was chef-founded and is committed to serving fresh food of transparent quality. BurgerFi uses 100% natural American Angus beef with no steroids, antibiotics, growth hormones, chemicals or additives. BurgerFi placed in the top 10 on Fast Casual's Top 100 Movers & Shakers list in 2020, was named "Best Burger Joint" by Consumer Reports and fellow public interest organizations in the 2019 Chain Reaction Study, listed as a "Top Restaurant Brand to Watch" by Nation's Restaurant News in 2019, included in Inc. Magazine's Fastest Growing Private Companies List, and ranked on Entrepreneur's 2017 Franchise 500. To learn more about BurgerFi or to find a full list of locations, please visit www.burgerfi.com, 'Like' BurgerFi on Facebook or follow @BurgerFi on Instagram and Twitter.

BurgerFi® is a Registered Trademark of BurgerFi IP, LLC, a wholly-owned subsidiary of BurgerFi.

Forward-Looking Statements:

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the annual report on Form 10-K filed by OPES on March 30, 2020 and in the section entitled “Risk Factors” in the definitive proxy statement filed by OPES on December 1, 2020. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the ability to meet the listing standards of the securities exchange following the consummation of the proposed transaction; and costs related to the proposed transaction. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: BurgerFi’s limited operating history; BurgerFi’s ability to manage growth; BurgerFi’s ability to execute its business plan; BurgerFi’s estimates of the size of the markets for its products; the rate and degree of market acceptance of BurgerFi’s products; BurgerFi’s ability to identify and integrate acquisitions; potential litigation involving OPES or BurgerFi or the validity or enforceability of BurgerFi’s intellectual property; general economic and market conditions impacting demand for BurgerFi’s products and services; and such other risks and uncertainties relating to Burger Fi that were included in the definitive proxy statement filed by OPES on December 1, 2020.

OPES expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach

(949) 574-3860

OPES@GatewayIR.com

Company Contacts:

OPES Acquisition Corp.

Ashley Spitz, ashley@opesacquisitioncorp.com

BurgerFi International Inc.

Crystal Rosatti, crystal@burgerfi.com

Media Relations Contact:

Quinn PR

Laura Neroulias, LNeroulias@quinn.pr